Exhibit 10.8
EXECUTION COPY
FIRST AMENDMENT
TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 6, 2006, is by and among CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP, an Indiana limited partnership (the “Company”), CALUMET SHREVEPORT, LLC, an Indiana limited liability company (“Calumet Shreveport”), CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC, an Indiana limited liability company (“CSLW”), CALUMET SHREVEPORT FUELS, LLC, an Indiana limited liability company (“CSF”), CALUMET SPECIALTY PRODUCTS PARTNERS, L.P., a Delaware limited partnership (“CSPP”), CALUMET LP GP, LLC, a Delaware limited liability company (“CLPGP”), CALUMET OPERATING, LLC, a Delaware limited liability company (“Operating”) and CALUMET SALES COMPANY INCORPORATED, a Delaware corporation (“Calumet Sales” and together with the Company, Calumet Shreveport, CSLW, CSF, CSPP, CLPGP and Operating, collectively, the “Borrowers” and each individually a “Borrower”), the financial institutions identified on the signature pages hereto as lenders (collectively, “Lenders”), and BANK OF AMERICA, N.A., as agent for the Lenders (the “Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to that certain Credit Agreement dated as of December 9, 2005 among the Borrowers, the Lenders and the Agent (as amended, the “Existing Credit Agreement”), the Lenders have extended commitments to make certain credit facilities available to the Borrowers;
     WHEREAS, the Company has requested that the Lenders agree to amend certain provisions of the Existing Credit Agreement; and
     WHEREAS, the Agent and the Lenders are willing to make such amendments upon the terms and conditions contained in this Amendment;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein contained, the parties hereby agree as follows:
PART I
DEFINITIONS
     SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:
          “Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

          “Amendment No. 1 Effective Date” is defined in Subpart 3.1.
     SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.
PART II
AMENDMENTS TO EXISTING CREDIT AGREEMENT
     Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.
     SUBPART 2.1. Amendments to Section 1.1. The definition of “Reporting Trigger Event” in Section 1.1 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:
          Reporting Trigger Event — the occurrence of any of the following: (a) Availability falls below $50,000,000 or (b) a Default or Event of Default.
PART III
CONDITIONS TO EFFECTIVENESS
     SUBPART 3.1. Amendment No. 1 Effective Date. This Amendment shall be and become effective as of the date hereof (the “Amendment No. 1 Effective Date”) when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “First Amendment.”
     SUBPART 3.2. Execution of Counterparts of Amendment. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrowers and each of the Lenders.
     SUBPART 3.3 Amendment Fee. The Borrower shall have paid or caused to be paid an amendment fee to the Agent in connection with this Amendment for the account of each Lender that shall have returned executed signature pages to this Amendment no later than 5:00 p.m. on Thursday, April 6, 2006, as directed by the Agent, in an amount equal to $1,428.57 per Lender.

PART IV
MISCELLANEOUS
     SUBPART 4.1 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.
     SUBPART 4.2. Instrument Pursuant to Existing Credit Agreement. This Amendment is an Other Agreement executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.
     SUBPART 4.3. References in Other Agreements. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Other Agreements to the “Credit Agreement” shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.
     SUBPART 4.4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants that (a) it has the requisite power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary action, to execute, deliver and perform this Amendment, (c) the representations and warranties contained in Section 9 of the Existing Credit Agreement (as amended by this Amendment) are true and correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof both before and after giving effect to the amendments contained herein.
     SUBPART 5.5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.
     SUBPART 5.6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.
     SUBPART 5.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SUBPART 5.8. Costs and Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

     SUBPART 5.9. No Other Modification. Except to the extent specifically provided to the contrary in this Amendment, all terms and conditions of the Existing Credit Agreement and the Other Agreements shall remain in full force and effect, without modification or limitation.
[remainder of page intentionally left blank]

     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	CALUMET LUBRICANTS CO., LIMITED PARTNERSHIP

	By:	Calumet LP GP, LLC, its general partner

		By:	Calumet Operating, LLC, its sole member

			By:	Calumet Specialty Products Partners, L.P., its sole member

				By:	Calumet GP, LLC, its general partner

By: /s/ R. PATRICK MURRAY II

Name: R. Patrick Murray II

Title: Vice President and Chief Financial Officer

CALUMET SHREVEPORT, LLC

By: /s/ R. PATRICK MURRAY II

Name: R. Patrick Murray II

Title: Vice President and Chief Financial Officer

CALUMET SHREVEPORT LUBRICANTS & WAXES, LLC

By: /s/ R. PATRICK MURRAY II

Name: R. Patrick Murray II

Title: Vice President and Chief Financial Officer

CALUMET SHREVEPORT FUELS, LLC

By: /s/ R. PATRICK MURRAY II

Name: R. Patrick Murray II

Title: Vice President and Chief Financial Officer

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

By:	Calumet GP, LLC, its general partner

By:	/s/ R. PATRICK MURRAY II

Name:	R. Patrick Murray II

Title:	Vice President and Chief Financial Officer

CALUMET LP GP, LLC

By:	Calumet Operating, LLC, its sole member

	By:	Calumet Specialty Products Partners, L.P., its sole member

		By:	Calumet GP, LLC, its general partner

		By:	/s/ R. PATRICK MURRAY II

		Name:	R. Patrick Murray II

		Title:	Vice President and Chief Financial Officer

CALUMET OPERATING, LLC

By:	Calumet Specialty Products Partners, L.P., its sole member

	By:	Calumet GP, LLC, its general partner

	By:	/s/ R. PATRICK MURRAY II

	Name:	R. Patrick Murray II

	Title:	Vice President and Chief Financial Officer

CALUMET SALES COMPANY INCORPORATED

By:	/s/ R. PATRICK MURRAY II

Name:	R. Patrick Murray II

Title:	Vice President and Chief Financial Officer

AGENT AND LENDERS:	BANK OF AMERICA, N.A., as Agent and a Lender

	By:	/s/ HANCE VAN BEBER

	Name:	Hance Van Beber

	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as Co-Syndication Agent and a Lender

	By:	/s/ LAWRENCE CANNARIATO

	Name:	Lawrence Cannariato

	Title:	Vice President

LASALLE BUSINESS CREDIT, INC., as Co-Syndication Agent and a Lender

	By:	/s/ VIK DEWANJEE

	Name:	Vik Dewanjee

	Title:	Vice President

WELLS FARGO FOOTHILL, LLC, as a Lender

	By:	/s/ DONNA ARENSON

	Name:	Donna Arenson

	Title:	Assistant Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ JOE CURDY

	Name:	Joe Curdy

	Title:	Vice President

NATIONAL CITY BUSINESS CREDIT, INC., as a Lender

	By:	/s/ TOM BUDA

	Name:	Tom Buda

	Title:	Vice President

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ JOSEPH A. ACCARDI

Name:	Joseph A. Accardi

Title:	Managing Director

[END OF SIGNATURE PAGES]